UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21202

John Hancock Preferred Income Fund II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2011

ITEM 1. SCHEDULE OF INVESTMENTS

John Hancock

MUTUAL FUNDS

John Hancock

Preferred Income Fund II

Annual Report

7.31.11

Ticker | **HPF**

Management’s discussion of

Fund performance

By John Hancock Asset Management
(formerly MFC Global Investment Management (U.S.), LLC)

Preferred securities posted solid results for the 12 months ended July 31, 2011, with the Bank of America Merrill Lynch Preferred Stock Hybrid Securities Index returning 7.86%. Their gains fell between the 19.65% return of the broad S&P 500 Index and the 4.44% advance of the Barclays Capital U.S. Aggregate Bond Index. For the 12 months ended July 31, 2011, John Hancock Preferred Income Fund II returned 14.37% at net asset value (NAV) and 15.62% at market price. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary-market trading, which could cause it to trade at a discount or premium to the Fund’s NAV price at any time. For the same 12-month period, the Bank of America Merrill Lynch Preferred Stock Hybrid Securities Index returned 7.86%.

The Fund’s NAV results outperformed the Barclays Capital U.S. Aggregate Bond Index because preferred stocks outpaced all major components of that benchmark. During the 12-month period, one of the better-performing preferred holdings was oil and gas exploration and production company Apache Corp., which benefited from rising oil prices and expectations of expanding demand. Other good performers included PPL Corp. and telecommunications company Qwest Corp., which did well largely due to strong investor demand for investment-grade utility securities that carried attractive coupons. On the downside, investments in certain preferred securities issued by Royal Bank of Scotland Group PLC and Barclays Bank PLC were relative disappointments. These banks came under pressure due to investors’ fears that their earnings would be hurt by economic weakness in Europe, the continent’s sovereign debt woes and new and costly regulations.

This commentary reflects the views of the portfolio managers through 8-31-11. The managers’ statements reflect their own opinions. As such they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The Fund normally will invest at least 25% of its total assets in the industries comprising the utilities sector, which includes telecommunications companies, measured at the time of purchase. When the Fund’s investments focus on one or more sectors of the economy, they are far less diversified than the broad securities markets. This means that the Fund may be more volatile than other funds, and the values of its investments may go up and down more rapidly. Specifically, utilities can be hurt by higher interest costs in connection with capital construction programs, costs associated with environmental and other regulations and the effects of economic declines, surplus capacity and increased competition. In addition, the Fund may invest in financial services companies, which can be hurt by economic declines, changes in interest rates, regulatory and market impacts. The Fund’s investments in non-U.S. issuers involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

6	Preferred Income Fund II | Annual report

Portfolio summary

Top 10 Issuers (31.0% of Total Investments on 7-31-11)[1]

Nexen, Inc.	4%	The Goldman Sachs Group, Inc.	3%

Viacom, Inc.	3%	MetLife, Inc.	3%

Morgan Stanley Capital Trusts	3%	United States Cellular Corp.	3%

Merrill Lynch Preferred Capital Trusts	3%	Comcast Corp.	3%

Interstate Power & Light Company	3%	Deutsche Bank	3%

Sector Composition[2,3]

Financials	48%	Energy	7%

Utilities	26%	Consumer Staples	2%

Telecommunication Services	8%	Short-Term Investments	2%

Consumer Discretionary	7%

Country Composition[2]

United States	84%	Netherlands	4%

United Kingdom	5%	Switzerland	2%

Canada	4%	Bermuda	1%

1 Cash and cash equivalents not included in the Top 10 Issuers.

2 As a percentage of the Fund’s total investments on 7-31-11.

3 Investments focused in one sector may fluctuate more widely than investments diversified across sectors. Because the Fund may focus on particular sectors, its performance may depend on the performance of those sectors.

Annual report | Preferred Income Fund II	7

Fund’s investments

As of 7-31-11

	Shares	Value
Preferred Securities (a) 136.10% (92.16% of Total Investments)		$596,755,306

(Cost $603,094,519)

Consumer Discretionary 10.17%		44,579,926

Media 10.17%

CBS Corp., 6.750% (Z)	198,700	5,027,110

Comcast Corp., 6.625% (Z)	118,500	3,033,600

Comcast Corp., Series B, 7.000% (L)(Z)	610,000	15,487,900

Viacom, Inc., 6.850% (L)(Z)	834,245	21,031,316

Consumer Staples 3.34%		14,670,000

Food & Staples Retailing 3.34%

Ocean Spray Cranberries, Inc., Series A,
6.250% (S)(Z)	160,000	14,670,000

Energy 7.87%		34,493,578

Oil, Gas & Consumable Fuels 7.87%

Apache Corp., Series D, 6.000%	85,100	5,543,414

Nexen, Inc., 7.350% (Z)	1,151,100	28,950,164

Financials 71.62%		314,048,799

Capital Markets 10.61%

Credit Suisse Guernsey, 7.900% (L)(Z)	319,000	8,437,550

Lehman Brothers Holdings Capital Trust III,
Series K, 6.375% (I)	177,000	9,735

Lehman Brothers Holdings Capital Trust V,
Series M, 6.000% (I)	46,600	2,936

Lehman Brothers Holdings, Inc., Depositary
Shares, Series C, 5.940% (I)	145,200	1,452

Morgan Stanley Capital Trust III, 6.250% (L)(Z)	290,000	6,919,400

Morgan Stanley Capital Trust IV, 6.250% (Z)	161,800	3,845,986

Morgan Stanley Capital Trust V, 5.750% (Z)	355,000	8,161,450

Morgan Stanley Capital Trust VI, 6.600%	9,600	235,968

Morgan Stanley Capital Trust VII, 6.600%	52,400	1,280,656

The Goldman Sachs Group, Inc., 6.125% (Z)	646,924	16,037,246

The Goldman Sachs Group, Inc., Series B,
6.200%	63,300	1,576,803

Commercial Banks 16.09%

Barclays Bank PLC, Series 3, 7.100% (L)(Z)	375,000	9,071,250

Barclays Bank PLC, Series 5, 8.125% (Z)	330,000	8,358,900

HSBC Holdings PLC, Series A, 6.200% (L)(Z)	254,600	6,171,504

8	Preferred Income Fund II | Annual report	See notes to financial statements

	Shares	Value
Commercial Banks (continued)

Royal Bank of Scotland Group PLC, Series L,
5.750% (Z)	480,000	$8,342,400

Santander Finance Preferred SA Unipersonal,
Series 10, 10.500% (Z)	329,000	9,165,940

Santander Holdings USA, Inc., Series C,
7.300%	105,567	2,644,453

USB Capital VIII, Series 1, 6.350% (Z)	233,500	5,830,495

USB Capital X, 6.500%	30,300	761,136

USB Capital XI, 6.600%	190,000	4,816,500

Wells Fargo & Company, 8.000% (L)(Z)	554,500	15,387,375

Consumer Finance 2.38%

HSBC Finance Corp., Depositary Shares,
Series B, 6.360% (Z)	143,200	3,425,344

SLM Corp., 6.000% (Z)	196,800	4,117,056

SLM Corp., Series A, 6.970% (Z)	64,000	2,880,000

Diversified Financial Services 24.42%

BAC Capital Trust II, 7.000% (Z)	22,400	542,304

Citigroup Capital VIII, 6.950% (L)(Z)	660,000	16,341,600

Citigroup Capital XIII (7.875% to 10-30-15,
then 3 month LIBOR + 6.370%)	19,000	514,330

Corporate Backed Trust Certificates,
Series HSBC, 6.250% (Z)	45,400	1,090,508

Deutsche Bank Capital Funding Trust X,
7.350%	155,722	3,872,806

Deutsche Bank Contingent Capital Trust II,
6.550% (Z)	161,000	3,796,380

Deutsche Bank Contingent Capital Trust III,
7.600% (L)(Z)	392,500	9,906,700

Fleet Capital Trust VIII, 7.200% (L)(Z)	332,000	8,223,640

General Electric Capital Corp., 6.000%	25,100	629,257

General Electric Capital Corp., 6.050%	23,000	580,520

ING Groep NV, 7.050% (L)(Z)	775,700	17,391,194

JPMorgan Chase Capital XXIX, 6.700% (Z)	665,377	16,900,576

Merrill Lynch Preferred Capital Trust III,
7.000% (Z)	362,300	8,669,839

Merrill Lynch Preferred Capital Trust IV,
7.120% (Z)	193,200	4,644,528

Merrill Lynch Preferred Capital Trust V,
7.280% (Z)	276,100	6,676,098

RBS Capital Funding Trust V, 5.900% (Z)	398,000	5,337,180

RBS Capital Funding Trust VII, 6.080% (Z)	145,000	1,956,050

Insurance 11.89%

Aegon NV, 6.375% (L)(Z)	355,000	7,948,450

American Financial Group, Inc., 7.000%	258,000	6,540,300

MetLife, Inc., Series B, 6.500% (L)(Z)	783,400	19,577,166

Phoenix Companies, Inc., 7.450% (Z)	229,300	4,964,345

PLC Capital Trust IV, 7.250% (Z)	390,500	9,789,835

Prudential PLC, 6.500% (Z)	103,000	2,564,700

RenaissanceRe Holdings Ltd., Series C,
6.080% (Z)	32,500	767,325

See notes to financial statements	Annual report | Preferred Income Fund II	9

	Shares	Value
Real Estate Investment Trusts 6.19%

Duke Realty Corp., Depositary Shares, Series J,
6.625% (L)(Z)	449,400	$10,812,564

Duke Realty Corp., Depositary Shares, Series K,
6.500% (L)(Z)	110,000	2,632,300

Duke Realty Corp., Depositary Shares, Series L,
6.600% (L)(Z)	109,840	2,647,144

Public Storage, 6.350%	47,500	1,185,125

Public Storage, Inc., Depositary Shares,
Series Q, 6.500%	135,800	3,462,900

Public Storage, Inc., Depositary Shares, Series X,
6.450% (Z)	30,000	743,100

Public Storage, Inc., Series P, 6.500%	52,000	1,341,600

Wachovia Preferred Funding Corp., Series A,
7.250% (Z)	170,000	4,338,400

Thrifts & Mortgage Finance 0.04%

Federal National Mortgage Association, Series S
7.750% (I)	75,000	178,500

Telecommunication Services 10.40%		45,592,684

Diversified Telecommunication Services 2.95%

Qwest Corp., 7.375%	499,000	12,949,050

Wireless Telecommunication Services 7.45%

Telephone & Data Systems, Inc., 6.625% (Z)	161,300	3,924,429

Telephone & Data Systems, Inc., 6.875%	81,500	2,047,280

Telephone & Data Systems, Inc., 7.000%	281,000	7,128,970

United States Cellular Corp., 6.950%	768,500	19,542,955

Utilities 32.70%		143,370,319

Electric Utilities 16.51%

Duquesne Light Company, 6.500% (Z)	98,450	4,888,663

Entergy Arkansas, Inc., 5.750%	66,400	1,696,520

Entergy Louisiana LLC, 5.875%	183,700	4,774,363

Entergy Louisiana LLC, 6.000%	185,000	4,958,000

Entergy Mississippi, Inc., 6.000%	182,025	4,687,144

Entergy Mississippi, Inc., 6.200%	97,500	2,588,625

Entergy Texas, Inc., 7.875%	37,400	1,065,900

FPC Capital I, Series A, 7.100% (Z)	368,000	9,384,000

FPL Group Capital Trust I, 5.875% (L)(Z)	267,800	6,815,510

Georgia Power Capital Trust VII, 5.875% (Z)	95,000	2,393,050

Gulf Power Co., 5.750%	158,500	4,147,945

HECO Capital Trust III, 6.500% (Z)	187,750	4,703,138

NSTAR Electric Company, 4.780% (Z)	15,143	1,404,987

PPL Corp., 9.500%	262,000	14,695,580

Southern California Edison Company, Series C,
6.000% (Z)	20,000	1,948,750

Westar Energy, Inc., 6.100% (Z)	87,700	2,223,195

10	Preferred Income Fund II | Annual report	See notes to financial statements

			Shares	Value
Multi-Utilities 16.19%

Baltimore Gas & Electric Company, Series 1995,
6.990% (Z)			39,870	$4,067,988

BGE Capital Trust II, 6.200% (Z)			486,400	12,169,728

DTE Energy Trust I, 7.800% (Z)			287,200	7,653,880

Interstate Power & Light Company, Series B,
8.375% (L)(Z)			699,350	20,057,358

SCANA Corp., 7.700% (Z)			538,900	14,954,475

Xcel Energy, Inc., 7.600% (Z)			448,000	12,091,520

		Maturity
	Rate (%)	date	Par value	Value
Capital Preferred Securities (b) 3.16% (2.14% of Total Investments)				$13,870,758

(Cost $14,688,460)

Utilities 3.16%				13,870,758

Multi-Utilities 3.16%

Dominion Resources Capital Trust I (L)(Z)	7.830	12-01-27	$8,450,000	8,689,558

Dominion Resources Capital Trust III (L)(Z)	8.400	01-15-31	5,000,000	5,181,200

			Shares	Value
Common Stocks 3.45% (2.33% of Total Investments)				$15,118,209

(Cost $12,735,270)

Telecommunication Services 1.32%				5,805,204

Diversified Telecommunication Services 1.32%

AT&T, Inc.			125,000	3,657,500

Frontier Communications Corp.			27,604	206,754

Verizon Communications, Inc.			55,000	1,940,950

Utilities 2.13%				9,313,005

Electric Utilities 2.01%

FirstEnergy Corp.			145,000	6,474,250

UIL Holdings Corp.			73,500	2,346,855

Multi-Utilities 0.12%

National Grid PLC, ADR			10,000	491,900

		Maturity
	Rate (%)	date	Par value	Value
Corporate Bonds 2.24% (1.52% of Total Investments)				$9,811,500

(Cost $10,362,033)

Energy 2.24%				9,811,500

Oil, Gas & Consumable Fuels 2.24%

Southern Union Company (7.200% to
11-1-11, then 3 month LIBOR +
3.018%) (L)(Z)	7.200	11-01-66	$10,550,000	9,811,500

See notes to financial statements	Annual report | Preferred Income Fund II	11

	Par value	Value
Short-Term Investments 2.74% (1.85% of Total Investments)		$12,000,000

(Cost $12,000,000)

Repurchase Agreement 2.74%		12,000,000

Repurchase Agreement with State Street Corp.
dated 7-29-11 at 0.010% to be repurchased
at $12,000,010 on 8-1-11, collateralized by
$12,075,000 Federal Home Loan Mortgage
Corp., 1.750% due 6-15-12 (valued at
$12,241,031, including interest).	$12,000,000	12,000,000

Total investments (Cost $652,880,282)† 147.69%		$647,555,773

Other assets and liabilities, net (47.69%)		($209,090,205)

Total net assets 100.00%		$438,465,568

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

LIBOR London Interbank Offered Rate

(a) Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.

(b) Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of 7-31-11, and is part of segregated collateral pursuant to the Committed Facility Agreement. Total value of securities on loan at 7-31-11 was $192,250,008.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such a security may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) All or a portion of this security is segregated as collateral pursuant to the Committed Facility Agreement. Total collateral value at 7-31-11 was $439,277,270.

† At 7-31-11, the aggregate cost of investment securities for federal income tax purposes was $653,116,400. Net unrealized depreciation aggregated $5,560,627, of which $26,848,637 related to appreciated investment securities and $32,409,264 related to depreciated investment securities.

The Fund had the following country concentration as a percentage of total investments on 7-31-11:

United States	84%
United Kingdom	5%
Canada	4%
Netherlands	4%
Switzerland	2%
Bermuda	1%

12	Preferred Income Fund II | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $652,880,282)	$647,555,773
Cash	14,280,144
Dividends and interest receivable	2,030,013
Other receivables and prepaid expenses	48,536

Total assets	663,914,466

Liabilities

Committed facility agreement payable (Note 8)	222,300,000
Payable for investments purchased	2,977,793
Interest payable (Note 8)	22,578
Payable to affiliates
Accounting and legal services fees	11,000
Trustees’ fees	28,594
Other liabilities and accrued expenses	108,933

Total liabilities	225,448,898

Net assets

Capital paid-in	$496,214,175
Undistributed net investment income	2,094,391
Accumulated net realized loss on investments and swap agreements	(54,518,489)
Net unrealized appreciation (depreciation) on investments	(5,324,509)

Net assets	$438,465,568

Net asset value per share

Based on 21,182,284 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$20.70

See notes to financial statements	Annual report | Preferred Income Fund II	13

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 7-31-11

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$41,840,050
Interest	1,924,545

Total investment income	43,764,595

Expenses

Investment management fees (Note 5)	4,847,410
Accounting and legal services fees (Note 5)	61,674
Transfer agent fees	32,833
Trustees’ fees (Note 5)	56,596
Printing and postage	83,865
Professional fees	114,831
Custodian fees	67,757
Interest expense (Note 8)	2,262,056
Stock exchange listing fees	23,624
Other	54,336

Total expenses	7,604,982
Less expense reductions (Note 5)	(104,884)

Net expenses	7,500,098

Net investment income	36,264,497

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	428,414
Swap contracts (Note 3)	(2,312,932)

(1,884,518)
Change in net unrealized appreciation (depreciation) of
Investments	19,854,617
Swap contracts (Note 3)	2,288,123

22,142,740

Net realized and unrealized gain	20,258,222

Increase in net assets from operations	$56,522,719

14	Preferred Income Fund II | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions, if any.

	Year	Year
	ended	ended
	7-31-11	7-31-10
Increase (decrease) in net assets

From operations
Net investment income	$36,264,497	$35,911,904
Net realized loss	(1,884,518)	(3,630,649)
Change in net unrealized appreciation (depreciation)	22,142,740	70,171,138

Increase in net assets resulting from operations	56,522,719	102,452,393

Distributions to shareholders
From net investment income	(32,535,988)	(31,519,239)

Total increase	23,986,731	70,933,154

Net assets

Beginning of year	414,478,837	343,545,683

End of year	$438,465,568	$414,478,837

Undistributed (accumulated distributions in excess of)
net investment income	$2,094,391	($19,074)

See notes to financial statements	Annual report | Preferred Income Fund II	15

F I N A N C I A L   S T A T E M E N T S

Statement of cash flows 7-31-11

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
7-31-11
Cash flows from operating activities

Net increase in net assets from operations	$56,522,719
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(130,453,625)
Long-term investments sold	114,439,225
Decrease in short-term investments	8,898,649
Net amortization of premium (discount)	29,131
Increase in dividends and interest receivable	(723,669)
Increase in payable for investments purchased	2,656,648
Decrease in receivable for investments sold	1,000,339
Increase in other receivables and prepaid expenses	(6,843)
Decrease in unrealized depreciation of swap contracts	(2,288,123)
Increase in payable to affiliates	11,337
Increase in interest payable	2,646
Decrease in other liabilities and accrued expenses	(28,751)
Net change in unrealized (appreciation) depreciation on investments	(19,854,617)
Net realized gain on investments	(428,414)

Net cash provided by operating activities	$29,776,652

Cash flows from financing activities
Borrowings from committed facility agreement	17,000,000
Distributions to shareholders	(32,535,988)

Net cash used by financing activities	($15,535,988)

Net increase in cash	$14,240,664

Cash at beginning of year	$39,480

Cash at end of year	$14,280,144

Supplemental disclosure of cash flow information

Cash paid for interest	$2,259,410

16	Preferred Income Fund II | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	7-31-11	7-31-10	7-31-09	7-31-08	7-31-07

Per share operating performance

Net asset value, beginning of year	$19.57	$16.22	$18.26	$23.08	$23.98
Net investment income[1]	1.71	1.70	1.62	2.08	2.24
Net realized and unrealized gain (loss) on investments	0.96	3.14	(1.95)	(4.56)	(0.24)
Distributions to Auction Preferred Shares (APS)	—	—	—	(0.47)	(0.61)
Total from investment operations	2.67	4.84	(0.33)	(2.95)	1.39
Less distributions to common shareholders
From net investment income	(1.54)	(1.49)	(1.51)	(1.84)	(1.86)
From net realized gain	—	—	—	(0.01)	(0.43)
From tax return of capital	—	—	(0.20)	(0.02)	—
Total distributions	(1.54)	(1.49)	(1.71)	(1.87)	(2.29)
Net asset value, end of year	$20.70	$19.57	$16.22	$18.26	$23.08
Per share market value, end of year	$20.05	$18.75	$16.06	$17.43	$22.64
Total return at net asset value (%)[2,3]	14.37	31.61	1.15	(13.31)	5.70
Total return at market value (%)[3]	15.62	27.35	4.92	(15.65)	5.58

Ratios and supplemental data

Net assets applicable to common shares, end of year
(in millions)	$438	$414	$344	$386	$488
Ratios (as a percentage of average net assets):
Expenses before reductions (excluding
interest expense)	1.23	1.29	1.37	1.42	1.34
Interest expense (Note 8)	0.52	0.60	1.18	0.30	—
Expenses before reductions (including
interest expense)	1.75	1.89	2.55	1.72	1.34[4]
Expenses net of reductions (excluding
interest expense)	1.20	1.20	1.19	1.16	1.05
Expenses net of reductions (including
interest expense)	1.72	1.80	2.37	1.46	1.05[5]
Net investment income	8.34	9.47	12.16	9.94	9.18[6]
Portfolio turnover (%)	18	10	15	10	19

Senior securities

Total value of APS outstanding (in millions)	—	—	—	—[7]	$254
Involuntary liquidation preference per unit
(in thousands)	—	—	—	—	$25
Average market value per unit (in thousands)	—	—	—	—	$25
Asset coverage per unit[8]	—	—	—	—	$72,354
Total debt outstanding end of year (in millions)
(Note 8)	$222	$205	$170	$184	—
Asset coverage per $1,000 of APS[9]	—	—	—	—	$2,919
Asset coverage per $1,000 of debt[10]	$2,972	$3,019	$3,024	$3,097	—

See notes to financial statements	Annual report | Preferred Income Fund II	17

1 Based on the average daily shares outstanding.

2 Total returns would have been lower had certain expenses not been reduced during the periods shown.

3 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

4 Ratios calculated on the basis of gross expenses relative to the average net assets of common shares that do not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized ratio of gross expenses would have been 0.90% for the year ended 7-31-07.

5 Ratios calculated on the basis of net expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net expenses would have been 0.70% for the year ended 7-31-07.

6 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 6.15% for the year ended 7-31-07.

7 In May 2008, the Fund entered into a Committed Facility Agreement with a third-party financial institution in order to redeem the APS. The redemption of all APS was completed on 5-28-08.

8 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

9 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end.

10 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 8).

18	Preferred Income Fund II | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Preferred Income Fund II (the Fund) is a closed-end diversified management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced operations on November 29, 2002.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual report | Preferred Income Fund II	19

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2011, by major security category or type:

			LEVEL 2	LEVEL 3
			SIGNIFICANT	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	OBSERVABLE	UNOBSERVABLE
	VALUE AT 7-31-11	QUOTED PRICE	INPUTS	INPUTS

Preferred Securities
Consumer Discretionary	$44,579,926	$44,579,926	—	—
Consumer Staples	14,670,000	—	$14,670,000	—
Energy	34,493,578	34,493,578	—	—
Financials	314,048,799	314,047,347	1,452	—
Telecommunication Services	45,592,684	45,592,684	—	—
Utilities	143,370,319	131,059,931	12,310,388	—
Capital Preferred Securities
Utilities	13,870,758	—	13,870,758	—
Common Stocks
Telecommunication Services	5,805,204	5,805,204	—	—
Utilities	9,313,005	9,313,005	—	—
Corporate Bonds
Energy	9,811,500	—	9,811,500	—
Short-Term Investments	12,000,000	—	12,000,000	—

Total Investments
in Securities	$647,555,773	$584,891,675	$62,664,098	—

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended July 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities, including exchange-traded funds, held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

20	Preferred Income Fund II | Annual report

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $54,282,371 available to offset future net realized capital gains as of July 31, 2011. The loss carryforward expires as follows: July 31, 2017 — $47,190,246 and July 31, 2018 — $7,092,125.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required

Annual report | Preferred Income Fund II	21

to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of July 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends monthly and capital gain distributions, if any, annually. The tax character of distributions for the years ended July 31, 2011 and July 31, 2010 was as follows:

	JULY 31, 2011	JULY 31, 2010

Ordinary Income	$32,535,988	$31,519,239

As of July 31, 2011, the component of distributable earnings on a tax basis included $2,113,927 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions, amortization and accretion on debt securities, and investments in real estate investment trust.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the Fund’s Statement of assets and liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts on a periodic basis. Upfront payments made/received by the Fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. Swaps are marked-to-market daily based upon values from third

22	Preferred Income Fund II | Annual report

party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by a Fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

There were no open interest rate swaps at July 31, 2011.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2011:

	STATEMENT OF OPERATIONS	SWAP
RISK	LOCATION	CONTRACTS

Interest rate contracts	Net realized loss	($2,312,932)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2011:

	STATEMENT OF OPERATIONS	SWAP
RISK	LOCATION	CONTRACTS

Interest rate contracts	Change in unrealized appreciation	$2,288,123
	(depreciation)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to 0.75% of the Fund’s average daily managed assets including any assets attributable to the Committed Facility Agreement (see Note 8) (collectively, managed assets). The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management (U.S.), LLC), an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

Annual report | Preferred Income Fund II	23

At inception of the Fund, the Adviser contractually agreed to waive a portion of its advisory fee. The Adviser agreed that, until the fifth anniversary of the investment advisory agreement, the Adviser would limit its advisory fee to 0.55% of average daily managed assets, in the sixth year to 0.60% of average daily managed assets, in the seventh year to 0.65% of average daily managed assets, and in the eighth year to 0.70% of average daily managed assets. After the eighth year, the Adviser would no longer waive a portion of its advisory fee. Effective November 29, 2010, the limitation expired. Accordingly, the expense reductions for the year ended July 31, 2011 amounted to $104,884.

The investment management fees incurred for the year ended July 31, 2011 were equivalent to an annual net effective rate of 0.73% of the Fund’s average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended July 31, 2011 amounted to an annual rate of 0.01% of the Fund’s average daily managed assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Fund share transactions

The Fund is authorized to issue an unlimited number of common shares with no par value. There were no share transactions for the years ended July 31, 2011 and July 31, 2010.

Note 7 — Leverage risk

The Fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the facility and have the potential to benefit or be disadvantaged from the use of leverage. The Adviser’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

24	Preferred Income Fund II | Annual report

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Note 8 — Committed facility agreement

The Fund has entered into the CFA with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $231 million and to invest the borrowings in accordance with its investment practices. Prior to April 29, 2011, the Fund could borrow up to $208 million under the CFA.

Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Fund’s investments. Interest charged is at the rate of one month LIBOR (reset daily) plus 0.70% and is payable monthly. Prior to April 29, 2011, the interest rate was one-month LIBOR (reset daily) plus 0.85%. The Fund also pays a commitment fee of 0.60% per annum on the unused portion of the facility. The commitment fee for the year ended July 31, 2011 totaled $14,943 and is included in Interest expense in the Statement of operations. As of July 31, 2011, the Fund had borrowings of $222,300,000 at an interest rate of 0.89%, which are reflected in the CFA payable on the Statement of assets and liabilities. During the year ended July 31, 2011, the average borrowing under the CFA and the effective average interest rate were $211,466,849 and 1.05%, respectively.

The Fund may terminate the CFA with 90 days’ notice and, if the Board of Trustees determines that the elimination of all indebtedness leveraging the Fund’s investments is in the best interests of the Fund’s shareholders, the Fund may terminate the agreement with 30 days’ notice. In addition, if certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP is required to provide the Fund with 270 days’ notice prior to terminating or amending the CFA.

The Fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the Fund to BNP and (ii) thirty-three and one-third percent of the Fund’s total assets. The Fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from Lent Securities is recorded as a component of interest income on the Statement of operations. During the year ended July 31, 2011, the Fund recorded $72,568 in income on Lent Securities.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $130,453,625 and $114,439,225, respectively, for the year ended July 31, 2011.

Annual report | Preferred Income Fund II	25

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Preferred Income Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Preferred Income Fund II (the “Fund”) at July 31, 2011, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 23, 2011

26	Preferred Income Fund II | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2011.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended July 31, 2011, the Fund designates the maximum amount allowable for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This Form will reflect the total of all distributions for calendar year 2011.

Annual report | Preferred Income Fund II	27

Additional information

Investment objective and policy

The Fund’s primary investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The Fund seeks to achieve its objectives by investing in securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. In addition, the Fund invests 25% or more of its total assets in the industries comprising the utilities sector, and at least 80% of its total assets in preferred securities and other fixed-income securities which are rated investment grade or higher by Moody’s or Standard & Poor’s at the time of investment or in unrated securities determined by the Adviser to be of comparable credit quality.

Effective March 9, 2011, the Board of Trustees amended the Fund’s investment policy regarding the use of reverse repurchase agreement transactions. The new policy provides the following:

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreement transactions to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and related guidance of the Securities and Exchange Commission (the “SEC”) and its staff. The Fund intends to use reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage. The Fund may also use reverse repurchase agreement transactions for temporary or emergency purposes. In a reverse repurchase agreement transaction, the Fund temporarily transfers possession of a portfolio instrument to another party in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. The value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction and, during the life of the reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines. In engaging in a reverse repurchase transaction, the Fund may transfer (“sell”) any of its portfolio securities to a broker-dealer, bank or another financial institution counterparty as determined by the Adviser to be appropriate. In accordance with guidance from the SEC and its staff from time to time in effect, the Fund will earmark or segregate liquid assets equal to repayment obligations under the reverse repurchase agreements. When the Fund enters into a reverse repurchase agreement transaction, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets.

Reverse Repurchase Agreement Risks. Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreement transactions are techniques involving leverage, and accordingly, segregation

28	Preferred Income Fund II | Annual report

requirements apply. To the extent that the amount of cash and liquid securities required to be segregated increases, the Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.

Dividends and distributions

During the year ended July 31, 2011, dividends from net investment income totaling $1.5360 per share were paid to shareholders. The dates of payments and amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

August 31, 2010	$0.1240
September 30, 2010	0.1240
October 29, 2010	0.1240
November 30, 2010	0.1240
December 31, 2010	0.1240
January 31, 2011	0.1240
February 28, 2011	0.1240
March 31, 2011	0.1240
April 29, 2011	0.1240
May 31, 2011	0.1400
June 30, 2011	0.1400
July 29, 2011	0.1400
Total	$1.5360

Dividend reinvestment plan

The Board of Trustees approved certain amendments to the Fund’s Dividend Reinvestment Plan. The Dividend Reinvestment Plan that is in effect as of July 1, 2011 is described below.

Pursuant to the Fund’s Dividend Reinvestment Plan (the Plan), distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by The Bank of New York Mellon (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Annual report | Preferred Income Fund II	29

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or additional information about the Plan should be directed to The Bank of New York Mellon, c/o BNY Mellon Shareowner Services, c/o Mellon Investor Services, P.O. Box 358035, Pittsburgh, PA 15252-8035 (Telephone: 1-800-852-0218 (within the U.S. and Canada), 1-201-680-6578 (International Telephone Inquiries), and 1-800-231-5469 (For the Hearing Impaired (TDD)).

30	Preferred Income Fund II | Annual report

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Annual report | Preferred Income Fund II	31

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Preferred Income Fund II (the Fund) met in-person on May 1–3 and June 5–7, 2011 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have hired independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committee A is a standing committee of the Board that is composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated an Independent Trustee as Vice Chairperson to serve in the absence of the Chairperson. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 1–3, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Peer Group, as determined by Morningstar, and with the Fund’s benchmark index. The Peer Group represents funds that invest similarly to the way the Fund invests and funds of similar size, excluding passively managed funds and fund-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other

32	Preferred Income Fund II | Annual report

clients and the services provided to the Fund; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 1–3, 2011, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 1–3, 2011 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 5–7, 2011, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreement among the Fund, the Adviser and the Subadviser, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

Annual report | Preferred Income Fund II	33

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund, and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not closed-end funds, the differences in services relate to the more burdensome regulatory and legal obligations of closed-end funds, the enhanced management and oversight arising from the public trading of Fund shares on an exchange and the generally higher turnover of closed-end fund portfolio holdings. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Peer Group as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Peer Group. The Board also considered updated performance information provided by the Adviser at its May and June 2011 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund (based on net asset value) over certain time periods ended December 31, 2010 and that of its Peer Group and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Preferred Income Fund II	20.60%	11.18%	6.26%	—
Peer Group Median	21.29%	7.12%	4.14%	—
BofAML Pref Stock Hybrid TR Index	13.97%	5.79%	2.15%	—

The Board noted that, although the Fund had underperformed its Peer Group’s median performance over the one-year period, the Fund had outperformed its Peer Group’s median performance over all other periods shown. The Board noted that the Fund’s performance compared favorably to its benchmark index’s performance for all periods shown.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Peer Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including separately managed institutional accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees,

34	Preferred Income Fund II | Annual report

including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking any fee limitation arrangement by the Adviser into account and adjusting for interest expense relating to leverage (Net Expense Ratio (Excluding Leverage Expense)). The Gross Expense Ratio is based on common assets and includes interest expense and the Net Expense Ratio is based on common assets but excludes interest expense. The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio (Excluding Leverage Expense) of the Fund to that of the Peer Group median. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund and the Fund complex.

The Board noted that the Fund’s advisory fee ratio was twenty-nine basis points above the Peer Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios contained in the Fund’s financial statements in relation with the Fund’s Peer Group median provided by Morningstar in April 2011:

	FUND	PEER GROUP MEDIAN

Advisory Fee Ratio	1.13%	0.84%
Gross Expense Ratio	1.89%	1.73%
Net Expense Ratio (Excluding Leverage Expense)	1.20%	1.20%

The Board was aware that the Peer Group includes both unleveraged funds, funds with varying amounts of leverage, and funds that use borrowing and preferred stocks as leverage; that the Peer Group comparison shows advisory fees and expense ratios as percentages of assets attributable to common shares rather than total managed assets; and that the Fund’s fees and expenses are higher than funds in the Peer Group with lower levels of leverage or funds that leverage with preferred stocks. The Board also reviewed comparative information which adjusted expenses of the Fund and the Peer Group for the cost of leverage or interest expense, and the Fund compared favorably to peers in this analysis. The Board viewed favorably the Adviser’s limitation on the Fund’s management fee to the following: 0.65% of managed assets from November 29, 2008 until November 28, 2009 and 0.70% of managed assets from November 29, 2009 until November 28, 2010.

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the year ended December 31, 2009. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board considered the profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered the assumptions and methodology for allocating expenses in the Subadviser’s profitability analysis.

Annual report | Preferred Income Fund II	35

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community, and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term. The Subadvisory Agreement among the Fund, the Adviser and the Subadviser was also approved for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their on-going regular review of Fund performance and operations throughout the year.

36	Preferred Income Fund II | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	2002	46

Chairman (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	2002	46

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2002	46

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson, Born: 1952	2008	46

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–May 2011); Board of Directors of Eastern Bank
Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);
Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of Boston
Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Charles L. Ladner,[2] Born: 1938	2002	46

Vice Chairman (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services)
(since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

Annual report | Preferred Income Fund II	37

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	46

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore,[2] Born: 1939	2002	46

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	2002	46

Presidential Advisor for Global Initiatives, American Council on Education (since 2011); Chairperson of the Board of the Trust (during 2009 and 2010); Principal, PMP Globalinc (consulting) (2007–2011);
Senior Associate, Institute for Higher Education Policy (2007–2011); Executive Director, CIES
(international education agency) (until 2007); Vice President, Institute of International Education (until
2007); Former President Wells College, St. Lawrence University and the Association of Colleges and
Universities of the State of New York. Director of the following: Mutual Fund Directors Forum (since
2011); Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997);
ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison
(since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International
Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International
Educational Exchange (since 2003).

Gregory A. Russo, Born: 1949	2008	46

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie,[4] Born: 1959	2010	46

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

38	Preferred Income Fund II | Annual report

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	46

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock
Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development,
John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

Annual report | Preferred Income Fund II	39

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2010);
Assistant Treasurer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable
Insurance Trust (2007–2009); Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President,
Fidelity Management Research Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Carlin, Mr. Cunningham and Mr. Russo serve as Trustees for a term expiring in 2014; Ms. Jackson, Mr. McHaffie, Ms. McGill Peterson and Mr. Pruchansky serve as Trustees for a term expiring in 2013; and Mr. Ladner, Mr. Martin, Mr. Moore and Mr. Vrysen serve as Trustees for a term expiring in 2012.

2 Member of the Audit Committee.

3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

4 Mr. McHaffie was appointed by the Board of Trustees effective 8-31-10.

40	Preferred Income Fund II | Annual report

More information

Trustees	Officers	Investment adviser
Steven R. Pruchansky	Keith F. Hartstein	John Hancock Advisers, LLC
Chairman	President and
James F. Carlin	Chief Executive Officer	Subadviser
William H. Cunningham		John Hancock Asset Management
Deborah C. Jackson	Andrew G. Arnott	(formerly MFC Global
Charles L. Ladner*	Senior Vice President	Investment Management
Vice Chairman	and Chief Operating Officer	(U.S.), LLC)
Stanley Martin*
Hugh McHaffie†	Thomas M. Kinzler	Custodian
Dr. John A. Moore*#	Secretary and Chief Legal Officer	State Street Bank and
Patti McGill Peterson*		Trust Company
Gregory A. Russo	Francis V. Knox, Jr.
John G. Vrysen†	Chief Compliance Officer	Transfer agent
Mellon Investor Services
*Member of the	Charles A. Rizzo
Audit Committee	Chief Financial Officer	Legal counsel
†Non-Independent Trustee		K&L Gates LLP
#Effective 9-13-11	Salvatore Schiavone
	Treasurer	Independent registered
public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: HPF

For shareholder assistance refer to page 31

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Annual report | Preferred Income Fund II	41

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P110A 7/11
9/11

ITEM 2. CODE OF ETHICS.

As of the end of the period, July 31, 2011, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $39,190 for the fiscal year ended July 31, 2011 and $37,085 for the fiscal year ended July 31, 2010. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit related fees billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates") amounted to $0 for the fiscal year ended July 31, 2011 and $0 for the fiscal year ended July 31, 2010.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,524 for the fiscal year ended July 31, 2011 and $3,356 for the fiscal year ended July 31, 2010. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $10,073 for the fiscal year ended July 31, 2011 and $75 for the fiscal year ended July 31, 2010. The nature of the services comprising the all other fees was mainly tax consulting work. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended July 31, 2011, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,478,093 for the fiscal year ended July 31, 2011 and $4,970,349 for the fiscal year ended July 31, 2010.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Dr. John A. Moore
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies and Fund ownership
Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of July 31, 2011.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2011. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
Gregory K. Phelps Other Investment Companies: 4 funds with assets of approximately $3.6 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney Other Investment Companies: 4 funds with assets of approximately $3.6 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund II

By: /s/ Keith F. Hartstein
------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: September 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: September 20, 2011

By: /s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: September 20, 2011